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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 12, 1996
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                                  BioSepra Inc.
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               (Exact name of registrant as specified in its charter)


                                    Delaware
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                   (State or other jurisdiction of incorporation)


                0-23678                                    04-3216867
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       (Commission File Number)                (IRS Employer Identification No.)



    111 Locke Drive, Marlborough, Massachusetts                      01752
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     (Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code: (508) 481-6802
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                 140 Locke Drive, Marlborough, Massachusetts  01752
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            (Former name or former address, if changed since last report)


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         Item 5.   OTHER EVENTS
         ------

              On March 29, 1996, BioSepra Inc. ("BioSepra") issued a Convertible Subordinated Note due March 2000 (the "Note") to Sepracor Inc. ("Sepracor") providing for the borrowing by BioSepra from Sepracor of up to $5,500,000 (the "Loans"). The Loans bear interest at 7% and are repayable in March 2000. The Loans, including any accrued interest thereon, are convertible into shares of BioSepra's Common Stock, $.01 par value ("Common Stock"), at the option of Sepracor at any time prior to repayment. Since March 29, 1996, an aggregate of $5,500,000 was borrowed under the Note. On June 10, 1996, Sepracor converted the outstanding principal, plus accrued interest, of the Loans into an aggregate of 1,369,788 shares of BioSepra's Common Stock. As a result of the conversion of the Note, Sepracor's ownership of BioSepra's outstanding Common Stock increased from approximately 58% to approximately 64%.

         Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         ------    AND EXHIBITS

         (a)  None.

         (b)  Unaudited Pro Forma Consolidated Financial Statement.
              -----------------------------------------------------

              The following unaudited Pro Forma consolidated balance sheet of BioSepra as of April 30, 1996 gives effect to the conversion by Sepracor of the Note into BioSepra Common Stock at the rate of $4.05 per share. For presentation purposes the Pro Forma consolidated balance sheet assumes the conversion took place on April 30, 1996.

              This Pro Forma consolidated balance sheet should be read in conjunction with the historical consolidated financial statements and notes of BioSepra. In the opinion of BioSepra's management, all adjustments necessary for a fair presentation have been made. The unaudited Pro Forma consolidated balance sheet does not purport to represent what BioSepra's financial position would actually have been had the transaction in fact occurred on the date indicated above, or to project BioSepra's financial position for any future period.


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                                   SIGNATURES



              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       BIOSEPRA INC.
                                       (Registrant)



         Date:  June 12, 1996          By:  /s/ Jean-Marie Vogel
                                           -----------------------------
                                           Jean-Marie Vogel
                                           President and Chief Executive
                                           Officer



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                                  EXHIBIT INDEX


         (99.1) Unaudited Pro Forma Consolidated Balance Sheet dated April 30, 1996

                   Notes to Unaudited Pro Forma Consolidated Balance Sheet dated April 30, 1996


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